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                                                                    EXHIBIT 99.4

                           DELL COMPUTER CORPORATION

                             Officers' Certificate


         This Officers' Certificate is being delivered in connection with the issuance by Dell Computer Corporation (the "Company") of $300,000,000 aggregate principal amount of 7.10% Senior Debentures Due 2028 (the "Senior Debentures") which are represented by one or more Global Senior Notes (each a "Global Senior Note"), and pursuant to resolutions adopted by the Board of Directors of the Company and the Pricing Committee dated March 5, 1998, and April 22, 1998, respectively, and to Section 301 of the Indenture (the "Indenture") dated as of April 27, 1998, between the Company and Chase Bank of Texas, National Association, as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein have the meanings specified in the Indenture.

         Pursuant to Section 301 of the Indenture, the undersigned hereby certify as follows:

         1. The title of the Senior Debentures shall be "7.10% Senior Debentures Due 2028."

         2. The Senior Debentures shall be limited to $300,000,000 aggregate principal amount.

         3. The date on which the principal and premium, if any, on the Senior Debentures are payable is April 15, 2028.

         4. The rate at which the Senior Debentures shall bear interest shall be 7.10% per year; the date from which such interest shall accrue shall be April 15, 1998; the interest payment dates on which such interest shall be payable shall be April 15 and October 15, beginning October 15, 1998; and the regular record dates for the determination of the holders of the Senior Debentures to whom such interest is payable shall be the immediately preceding April 1 (for April 15 payment dates) and the immediately preceding October 1 (for October 15 payment dates).

         5. Payments of principal of and interest on the Senior Debentures represented by the Global Senior Notes initially registered in the name of The Depository Trust Company (the "Depositary") or its nominee shall be made by the Company through the Trustee in immediately available funds to the Depositary or its nominee, as the case may be.

         6. The Senior Debentures are subject to redemption upon receipt of notice by first-class mail at least 30 days and not more than 60 days prior to the Redemption Date, at the option of the Company at any time, as a whole or in part, at a Redemption Price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon
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                          (exclusive of interest accrued to the Redemption
                          Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus in either case accrued and unpaid interest on the principal amount being redeemed to the Redemption Date; provided, however, that installments of interest on Senior Debentures that are due and payable on an Interest Payment Date falling on or prior to the relevant Redemption Date shall be payable to the holders of such Senior Debentures, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date according to their terms and the provisions of the Indenture.

         "Treasury Rate" means, with respect to any Redemption Date for the Senior Debentures, (a) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Maturity Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month) or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding the Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Senior Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Senior Debentures.

         "Independent Investment Banker" means Morgan Stanley & Co. Incorporated or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

         "Comparable Treasury Price" means, with respect to any Redemption Date, (a) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.


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         "Reference Treasury Dealer" means each of Morgan Stanley & Co.
Incorporated and Goldman, Sachs & Co. and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Redemption Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

         7. The Senior Debentures shall be represented by two Global Senior Notes deposited with the Depositary and registered in the name of the nominee of the Depositary.

         8. There shall be no mandatory sinking fund for the payments of the Senior Debentures.

         9. The Company shall be subject to all the covenants set forth in Articles Eight and Ten of the Indenture with respect to the Senior Debentures.

         10. Article Thirteen of the Indenture shall apply to the Senior Debentures.

         11. As long as the Depositary or its nominee, or a successor Depositary or its nominee, is the registered owner of the Global Senior Notes, owners of the beneficial interests in the Global Senior Notes shall not be entitled to have the Senior Debentures registered in their names and shall not receive or be entitled to receive physical delivery of Senior Debentures in definitive form.

         12. Chase Bank of Texas, National Association, shall be the Trustee and initial Paying Agent and Registrar for the Senior Debentures under the Indenture.

         13. The Senior Debentures shall not be subordinated. The Senior Debentures shall be senior unsecured obligations of the Company ranking pari passu with other senior indebtedness of the Company.





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         In witness whereof, we have hereunto signed out names and affixed the seal of the Company.

Dated:  April 27, 1998

                                       DELL COMPUTER CORPORATION


                                        /s/  Alex C. Smith
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                                       By:   Alex C. Smith
                                             Vice President, Treasurer



                                        /s/  Thomas H. Welch, Jr.
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                                       By:   Thomas H. Welch, Jr.
                                             Assistant Secretary





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